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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Landacorp, Inc. (the "Company") of our report dated February 7, 2002, relating to the financial statements of the Company, which appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.



/s/  PricewaterhouseCoopers LLP

Atlanta, Georgia
April 18, 2002